Third Quarter 2021 Earnings Supplement Claros Mortgage Trust, Inc. (CMTG) December 14, 2021 The properties above are not representative of all transactions. Still In Process: Remove [ ] Update page numbers Remove loan names Exhibit 99.2

The information herein generally speaks as of the date hereof or such earlier date referred to on specific pages herein. In furnishing this document, Claros Mortgage Trust, Inc. and its consolidated subsidiaries (the “Company” or “CMTG”) does not undertake to update the information herein. No legal commitment or obligation shall arise by the provision of this presentation. All financial information is provided for general reference purposes only and is superseded by, and is qualified in its entirety by reference to, CMTG’s financial statements.   No Offer or Solicitation This document does not constitute (i) an offer to sell or a solicitation of an offer to purchase any securities in CMTG, (ii) a means by which any other investment may be offered or sold or (iii) advice or an expression of our view as to whether an investment in CMTG is suitable for any person.   Portfolio Metrics; Basis of Accounting The performance information set forth in this document has generally been prepared on the basis of generally accepted accounting principles in the United States (U.S. GAAP). The basis on which CMTG’s operating metrics are presented in this document may vary from other reports or documents that CMTG prepares from time to time for internal or external use. Distributable Earnings and Net Distributable Earnings Distributable Earnings and Net Distributable Earnings are non-GAAP measures used to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by our Manager, which the Company believes are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings is a non-GAAP measure, which the Company defines as net income as determined in accordance with GAAP, excluding (i) non-cash equity compensation expense (income), (ii) incentive fees, (iii) real estate depreciation and amortization, (iv) any unrealized gains or losses from mark-to-market valuation changes (other than permanent impairments) that are included in net income for the applicable period, (v) one-time events pursuant to changes in GAAP and (vi) certain non-cash items, which in the judgment of the Company’s Manager, should not be included in Distributable Earnings. Net Distributable Earnings is Distributable Earnings less incentive fees due to the Company’s Manager. Distributable Earnings is substantially the same as Core Earnings, as defined in the Management Agreement, for the periods presented. The Company believes that Distributable Earnings and Net Distributable Earnings provide meaningful information to consider in addition to the Company’s net income and cash flows from operating activities determined in accordance with GAAP. The Company believes the Distributable Earnings and Net Distributable Earnings measures help it to evaluate the Company’s performance excluding the effects of certain transactions, non-cash items and GAAP adjustments, as determined by the Company’s Manager, that it believes are not necessarily indicative of the Company’s current performance and operations. Distributable Earnings and Net Distributable Earnings do not represent net income or cash flows from operating activities and should not be considered as an alternative to GAAP net income, an indication of the Company’s cash flows from operating activities, a measure of the Company’s liquidity or an indication of funds available for the Company’s cash needs. In addition, the Company’s methodology for calculating Distributable Earnings and Net Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures and, accordingly, the Company’s reported Distributable Earnings and Net Distributable Earnings may not be comparable to the Distributable Earnings and Net Distributable Earnings reported by other companies. In order to maintain the Company’s status as a REIT, the Company is required to distribute at least 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding net capital gain, as dividends. Net Distributable Earnings, and other similar measures, have historically been a useful indicator of mortgage REITs’ ability to cover their dividends, and to mortgage REITs themselves in determining the amount of any dividends. Net Distributable Earnings is a key factor considered by the board of directors in setting the dividend and as such the Company believes Net Distributable Earnings is useful to investors. Accordingly, the Company believes providing Net Distributable Earnings on a supplemental basis to the Company’s net income as determined in accordance with GAAP is helpful to its stockholders in assessing the overall performance of its business. While Distributable Earnings excludes the impact of the Company’s unrealized current provision for credit losses, loan losses are charged off and recognized through Distributable Earnings when deemed non-recoverable. Non-recoverability is determined (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosure, when the underlying asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non-collectible. The information provided herein is as of September 30, 2021 unless otherwise noted. Important Notices

Important Notices (cont’d) Determinations of Loan-to-Value / Loan-to-Cost LTV’s stated herein represent CMTG’s total loan commitment from time to time, as if fully funded, plus any financings that are pari passu with or senior to CMTG’s loan, divided by the Company’s estimate of either (i) the value of the underlying real estate, determined in accordance with our underwriting process (typically consistent with, if not less than, the value set forth in a third party appraisal) or (ii) the borrower’s projected, fully funded cost basis in the asset, in each case as we deem appropriate for the relevant loan and other loans with similar characteristics. Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the Covid-19 pandemic on asset values or project costs. However, it should be noted that certain LTV/LTCs have been updated in the case of (i) partial loan paydowns and/or releases of underlying collateral, (ii) material identified changes to expected project costs, (iii) the receipt of a new appraisal (typically in connection with financing or refinancing activity), (iv) certain loan modifications or (v) other facts or circumstances that warrant a change in the reported loan-to-value or loan-to-cost as we deem appropriate. Forward-Looking Statements This document and oral statements made in connection therewith contain forward-looking statements within the meaning of U.S. federal securities laws. Forward-looking statements express CMTG’s views regarding future plans, expectations and the potential impact of the COVID-19 pandemic. They include statements that include words such as “may,” “could,” “would,” “should,” “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project,” “plan,” “intend” and similar words or expressions. Forward-looking statements in this presentation include, but are not limited to, statements regarding future operations, business strategy, cash flows, income, costs, expenses, liabilities and profits of CMTG. These statements are based on numerous assumptions and are subject to risks, uncertainties or change in circumstances that are difficult to predict or quantify, in particular due to the uncertainties created by the COVID-19 pandemic, including the projected impact of COVID-19 on our business, financial performance and operating results. Actual future results may vary materially from those expressed or implied in these forward-looking statements, and CMTG’s business, financial condition and results of operations could be materially and adversely affected by numerous factors, including such known and unknown risks and uncertainties. As a result, forward-looking statements should be understood to be only predictions and statements of our current beliefs, and are not guarantees of performance. Statements regarding the following subjects, among others, may be forward-looking: expected investments by CMTG or any other parties; CMTG’s business and investment strategy; CMTG’s projected operating results; the timing of cash flows from CMTG’s investments; the state of the U.S. economy generally or in specific geographic regions; actions and initiatives of the U.S. government and changes to U.S. government policies; CMTG’s ability to obtain financing arrangements; CMTG’s expected leverage; general volatility of the markets in which CMTG may invest; the return or impact of current and future investments; changes in interest rates; rates of default or decreased recovery rates on CMTG’s target assets; changes in governmental regulations, tax law and rates, and similar matters (including interpretation thereof); CMTG’s ability to maintain its qualification as a REIT; availability of investment opportunities in mortgage-related and real estate-related investments and securities; the ability to locate suitable investments for CMTG, monitor, service, and administer CMTG’s investments and execute its investment strategy; availability of qualified personnel; estimates relating to CMTG’s ability to make distributions to its stockholders in the future; projections of net equity investment, yield, internal rate of return, and loan-to-value or loan-to-cost ratios; continuing impact of COVID-19; CMTG’s understanding of its competition; and market trends in CMTG’s industry, interest rates, real estate values, the debt securities markets or the general economy. The forward-looking statements are based on beliefs, assumptions, and expectations about future performance, taking into account all information currently available. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions, and expectations can change as a result of many possible events or factors, not all of which are known. If a change occurs, CMTG’s business, financial condition, liquidity, and results of operations may vary materially from those expressed in any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect CMTG. Except as required by law, CMTG is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Third Quarter 2021 Highlights As of September 30, 2021. Represents unpaid principal balance of the investment portfolio as of September 30, 2021. Excludes REO investment. Net Debt/Equity Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, and (e) debt related to real estate owned, less cash and cash equivalents to (ii) total equity. Cash and Available Liquidity is calculated as cash and cash equivalents plus loan principal repayments held by loan servicers at September 30, 2021, less subsequent repayments of secured financings. All-in yield represents the weighted average annualized yield to initial maturity of each loan within our loan portfolio, inclusive of coupon, origination fees, exit fees, and extension fees received, based on the applicable floating benchmark rate (if applicable), including LIBOR floors (if applicable), as of September 30, 2021. Represents total loan commitments. Includes redeemable common stock. Refer to page 23 for a reconciliation of Distributable Earnings and Net Distributable Earnings to GAAP Net Income attributable to its common stock. Scaled Portfolio Robust Balance Sheet Strong Performance $6.4 billion Investment Portfolio1 1.8x Net Debt/Equity Ratio2 6.4% All-In Yield4 $382 million Cash and Available Liquidity3 $905 million 3Q-2021 Originations5 $382 million Cash and Available Liquidity5 $0.34 Net Distributable Earnings per Share7 $2.5 billion Stockholders’ Equity6

Financial GAAP net income of $52.9 million, or $0.40 per share, and Net Distributable Earnings of $45.3 million, or $0.34 per share1 Declared and paid a cash dividend of $0.37 per common share for the third quarter of 2021 CECL reserve decreased $9.3 million, or $(0.07) per share, primarily due to improved macroeconomic outlook and collateral performance Subsequent to quarter-end, declared a cash dividend of $0.37 per common share for the fourth quarter of 2021 Originations Originated seven investments with $905.2 million of total commitments, of which $745.0 million was funded at closing, including: $87.5 million whole loan for the acquisition and pre-development of a 4.7 acre vacant land site zoned for up to 3.4 million buildable SF in Miami, FL $113.5 million whole loan to refinance of a 298-unit luxury multifamily building in Chicago, IL $225.0 million whole loan to refinance a recently completed 419-key hotel in Savannah, GA $100.0 million whole loan to refinance a ~306,000 SF office building in Irvine, CA $84.8 million whole loan to refinance a recently renovated ~349,000 SF office building in Atlanta, GA $166.8 million whole loan to finance the development of a 77-acre land site in Atlanta, GA $127.5 million whole loan for the acquisition of a 244-key hotel located in Austin, TX Fundings made on existing investments totaled $248.0 million Subsequent to quarter-end, originated four investments representing $392.4 million of total loan commitments2 Summary of Third Quarter 2021 Results Refer to page 23 for a reconciliation of Distributable Earnings and Net Distributable Earnings to GAAP Net Income attributable to its common stock. As of December 10, 2021. 4Q originations: Pinecrest Views $77.1MM Apex @ Meadows $60.3MM OPO Refi $125.0MM Falls Green $130.0MM

Investment Portfolio1 $6.4 billion primarily senior loan portfolio with an unlevered all-in yield of 6.4% Residential investments (multifamily and for sale condo) represented 28.3% Senior loans represented 93.2% Weighted average risk rating of 3.02 Weighted average LTV of 66.1%2,3 $676.1 million in full or partial loan repayments Liquidity and Capitalization Ended quarter with $381.5 million of available liquidity, comprised of $235.6 million of cash and cash equivalents, as well as net proceeds of $145.9 million from loan repayments that were held by our loan servicers, net of related financing repayments, and subsequently remitted to us in October 2021 Available capacity across our financing sources totaled $1.3 billion, of which $459.3 million was allocated to the existing portfolio and $849.0 million remains available Unencumbered assets totaled $458.9 million, excluding cash, as of September 30, 2021 Net debt/equity ratio of 1.8x and total leverage ratio of 2.1x as of September 30, 2021, which remains at the low end of our targeted leverage range of 2.0x to 3.0x equity Entered into a $300.0 million repurchase facility with Wells Fargo, which can be increased to $500.0 million, as needed Subsequent to quarter-end, executed initial public offering of 5.5 million shares for gross proceeds of approximately $103.0 million Subsequent to quarter-end, entered into a refinancing of our Secured Term Loan which reduced the interest rate to the greater of (i) 1-month SOFR plus a 0.10% credit spread adjustment and (ii) 0.50% plus a credit spread of 4.50% Summary of Third Quarter 2021 Results (cont’d) Excludes REO investment. Based on unpaid principal balance of the investment portfolio as of September 30, 2021. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information.

Financial Overview Refer to page 23 for a reconciliation of Distributable Earnings and Net Distributable Earnings to GAAP Net Income attributable to its common stock. Total Leverage Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, (e) debt related to real estate owned, net, (f) non-consolidated senior interests sold, and (g) non-consolidated senior interests held by third parties less cash and cash equivalents to (ii) total equity. Net Debt/Equity Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, and (e) debt related to real estate owned, net, less cash and cash equivalents to (ii) total equity. Key Financial Metrics Q3-2021 GAAP Net Income ($MM) Per Share $52.9 $0.40 Net Distributable Earnings ($MM) Per Share $45.3 $0.34 Dividend ($MM) Per Share $50.0 $0.37 Book Value ($MM) Per Share $2,506.0 $18.78 Total Leverage Ratio2 Net Debt/Equity Ratio3 2.1x 1.8x 4Q-2020 1Q-2021 2Q-2021 3Q-2021 3Q-2021 GAAP net income of $52.9 million, or $0.40 per share, and Net Distributable Earnings of $45.3 million, or $0.34 per share1 Declared a 3Q-2021 common dividend of $50.0 million, or $0.37 per share $18.76 $0.40 ($0.37) $18.78 ($0.01) 4Q-2020 1Q-2021 2Q-2021 3Q-2021

Book Value Walk $0.50 CECL $0.57 CECL

Investment Portfolio Overview Exclude REO investment. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information. Based on unpaid principal balance of the investment portfolio. Key Portfolio Metrics1 Unpaid Principal Balance $6.4Bn Total Loan Commitments $7.5Bn Number of Investments 58 Average Commitment Size $129.0MM All-In Yield 6.4% LTV2 66.1% Floating Rate Investments 98.3% Senior Loans3 93.2% Subordinate Loans3 LTV2 All-In Yield 6.8% 63.5% 11.3% Construction Investments3 25.0% Collateral Diversification2 Residential - 28.3% Geographic Diversification2 CA - 15.4% TX - 3.2% GA - 7.4% FL - 7.1% IL - 5.8% NY - 41.2% VA - 6.7% DC - 5.8% Other - 7.4% Residential 28% 32% Ask Ava to confirm colors and labels are correct

Weighted averages based on unpaid principal balance of the investment portfolio. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information. Calculated as a percentage of unpaid principal balance. The company adopted ASU 2016-13, “CECL” on January 1, 2021. Excludes investments which were on non-accrual, but were current on debt service. Portfolio Credit Summary

Investment Maturity Schedule

New Loans 3Q-2021 Net Loan Fundings 1 1. Loan repayments includes full repayments and partial repayments that occurred during the quarter. Add-On Funding $316.9 Net Change in UPB

3Q-2021 Net Loan-Specific Financing Proceeds $331.0 Net Change in UPB Excludes Term Loan B financing and debt related to REO. Financing repayments includes full and partial repayments that occurred during the quarter. 2

Total financing capacity of $6.0 billion with $1.3 billion of undrawn capacity Unencumbered assets totaled $458.9 million, excluding cash, as of September 30, 2021 Leverage levels remain at the low end of our targeted leverage of 2.0x to 3.0x equity Entered into a $300.0 million repurchase facility with Wells Fargo, which can be increased to $500.0 million, as needed Subsequent to quarter-end, entered into a refinancing of our Secured Term Loan which reduced the interest rate to the greater of (i) 1-month SOFR plus a 0.10% credit spread adjustment and (ii) 0.50% plus a credit spread of 4.50% Conservative, Diversified and Cost-Effective Funding Strategy Weighted average coupons exclude LIBOR floors. $ amounts in millions Capacity UPB at September 30, 2021 Available Capacity Weighted Average Coupon1 Warehouse Facilities $4,336.2 $3,094.8 $1,241.3 L+2.29% Asset Specific Financing $640.4 $573.4 $66.9 L+4.46% Secured Term Loan $762.7 $762.7 - L+5.00% Debt Related to REO $290.0 $290.0 - L+2.78% Total At 3Q-2021 $6,029.3 $4,720.9 $1,308.2 L+3.02% Summary of Outstanding Financing

Financing Sources3 Conservative, Diversified and Cost-Effective Funding Strategy (cont’d) Total Leverage Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, (e) debt related to real estate owned, net, (f) non-consolidated senior interests sold, and (g) non-consolidated senior interests held by third parties less cash and cash equivalents to (ii) total equity. Net Debt/Equity Ratio is calculated as the ratio of (i) the sum of (a) repurchase agreements, (b) loan participations sold, net, (c) notes payable, net, (d) secured term loan, net, and (e) debt related to real estate owned, net, less cash and cash equivalents to (ii) total equity. Calculated based on unpaid principal balance of financing sources as of September 30, 2021. Target range 2.0x – 3.0x

Summary of Warehouse Facilities Facility Capacity at 3Q-21 UPB at 3Q-21 Weighed Avg. Coupon Initial Maturity Fully Extended Maturity Morgan Stanley $1,000.0M $859.7M L + 2.08% 1/26/2022 1/26/2024 Goldman Sachs $750.0M $585.0M L + 2.23% 5/31/2022 5/31/2023 JP Morgan $1,250.0M $994.2M L + 2.22% 6/29/2025 6/29/2027 JP Morgan Sidecar $271.2M $197.7M L + 4.50% 5/27/2023 5/27/2024 Deutsche Bank $265.0M $206.0M L + 2.35% 6/26/2022 6/26/2023 Barclays $500.0M $201.4M L + 1.63% 12/20/2021 12/20/2022 Wells Fargo $300.0M $50.8M L + 1.50% 9/29/2023 9/29/2026 Total $4.3B $3.1B L + 2.29% $1,000 $750 $1,250 $271 $265 $500 $300

Appendix A The properties above are not representative of all transactions.

Portfolio Overview Represents initial loan commitments, as adjusted by reductions, less transfers which qualified for sale accounting under GAAP, less repayments received in respect thereof. One-month LIBOR as of September 30, 2021 was 0.08% and 95.8% of our floating rate investments have LIBOR floors with a weighted average LIBOR floor of 1.4%. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information. Includes a fixed-rate loan with an unpaid principal balance of $27.2 million and a loan commitment of $39.7 million, which shares the same collateral as floating rate loans with an outstanding principal balance of $143.7 million and a loan commitment of $146.8 million at September 30, 2021. Floating Rate Investments Loan Commitment1 Unpaid Principal Balance Coupon2 All-In Yield Property Type Location  LTV3 Construction Loan Type Investment 1 $390.0 $390.0 L + 2.75% 4.35% Multifamily NY 74.3% N Senior Investment 2 330.0 290.1 L + 4.95% 7.69% For Sale Condo CA 73.3% Y Senior Investment 3 290.0 290.0 L + 5.35% 7.57% Hospitality NY 52.9% N Senior Investment 4 370.2 286.4 L + 4.80% 6.84% Mixed-Use VA 64.2% Y Senior Investment 5 306.8 248.3 L + 4.25% 5.64% Mixed-Use NY 55.0% Y Senior Investment 6 245.0 237.9 L + 8.59% 11.09% Office IL 68.0% N Subordinate Investment 7 210.0 207.5 L + 2.70% 3.02% Mixed-Use NY 75.0% N Senior Investment 8 193.1 193.1 L + 3.95% 6.86% Hospitality NY 67.8% N Senior Investment 9 205.0 188.5 L + 4.87% 5.46% Mixed-Use CA 39.4% Y Senior Investment 10 225.0 188.5 L + 4.80% 5.32% Hospitality GA 59.1% N Senior Investment 114 186.5 170.9 L + 7.92% 9.08% For Sale Condo NY 96.2% Y Senior Investment 12 167.5 155.2 L + 3.48% 5.40% Office NY 56.3% N Senior Investment 13 150.0 150.0 L + 3.50% 5.28% Office CT 72.2% N Senior Investment 14 148.5 148.5 L + 4.25% 5.52% Hospitality VA 63.8% N Senior Investment 15 133.6 133.6 L + 5.85% 8.10% Land NY 78.3% N Senior Investment 16 155.0 133.6 L + 2.95% 5.46% Multifamily CA 55.8% N Senior Investment 17 131.0 131.0 L + 2.85% 5.18% Multifamily FL 77.7% N Senior Investment 18 258.4 129.4 L + 3.60% 5.85% Office GA 68.0% N Senior Investment 19 225.0 126.0 L + 6.11% 8.15% For Sale Condo FL 63.1% Y Senior Investment 20 127.5 125.6 L + 3.40% 3.94% Multifamily FL 76.7% N Senior CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2021 ($ amounts in millions) [Cheatsheet] River Tower Silvery Towers Manhattan TS Western Rosslyn 85 Jay Old Post Office Brill 461 W. 34th St. Century Plaza JW Marriott 1 PPW Panorama RFR Stamford Key Bridge 70 Hudson Yards Veritas Caoba Lindbergh Center Bayshore Grove Eon Flagler River Tower Silvery Towers Manhattan TS Western Rosslyn 85 Jay Old Post Office Brill 461 W. 34th St. Century Plaza JW Marriott 1 PPW Panorama RFR Stamford Key Bridge 70 Hudson Yards Veritas Caoba Lindbergh Center Bayshore Grove Eon Flagler Loan Unpaid Principal Balance Loan Commitment1 Coupon2 Property Type Location  LTV3 Construction Floating Rate Loan 1 $390.0 $390.0 L + 2.75% Multifamily NY 74.3% N Floating Rate Loan 2 290.1 330.0 L + 4.95% For Sale Condo CA 73.3% Y Floating Rate Loan 3 290.0 290.0 L + 5.35% Hospitality NY 52.9% N Floating Rate Loan 4 286.4 370.2 L + 4.80% Mixed-Use VA 64.2% Y Floating Rate Loan 5 248.3 306.8 L + 4.25% Mixed-Use NY 55.0% Y Floating Rate Loan 6 237.9 245.0 L + 8.59% Office IL 68.0% N Floating Rate Loan 7 207.5 210.0 L + 2.70% Mixed-Use NY 75.0% N Floating Rate Loan 8 193.1 193.1 L + 3.95% Hospitality NY 67.8% N Floating Rate Loan 9 188.5 205.0 L + 4.87% Mixed-Use CA 39.4% Y Floating Rate Loan 10 188.5 225.0 L + 4.80% Hospitality GA 59.1% N Floating Rate Loan 11 170.9 186.5 L + 7.92% For Sale Condo NY 96.2% Y Floating Rate Loan 12 155.2 167.5 L + 3.48% Office NY 56.3% N Floating Rate Loan 13 150.0 150.0 L + 3.50% Office CT 72.2% N Floating Rate Loan 14 148.5 148.5 L + 4.25% Hospitality VA 63.8% N Floating Rate Loan 15 133.6 133.6 L + 5.85% Land NY 78.3% N Floating Rate Loan 16 133.6 155.0 L + 2.95% Multifamily CA 55.8% N Floating Rate Loan 17 131.0 131.0 L + 2.85% Multifamily FL 77.7% N Floating Rate Loan 18 129.4 258.4 L + 3.60% Office GA 68.0% N Floating Rate Loan 19 126.0 225.0 L + 6.11% For Sale Condo FL 63.1% Y Floating Rate Loan 20 125.6 127.5 L + 3.40% Multifamily FL 76.7% N

Portfolio Overview (cont’d) Floating Rate Investments Loan Commitment1 Unpaid Principal Balance Coupon2 All-In Yield Property Type Location  LTV3 Construction Loan Type Investment 21 $263.0 $124.2 L + 3.15% 4.96% Mixed-Use D.C. 72.6% Y Senior Investment 22 127.5 121.2 L + 4.05% 4.37% Hospitality TX 65.0% N Senior Investment 23 120.0 116.6 L + 3.20% 4.98% Mixed-Use NY 61.5% N Senior Investment 24 116.0 116.0 L + 5.25% 8.02% Land NY 40.9% N Senior Investment 25 113.5 113.5 L + 3.60% 4.12% Multifamily IL 76.2% N Senior Investment 26 124.8 110.5 L + 2.75% 4.31% Office CA 67.8% N Senior Investment 27 104.3 104.3 L + 7.63% 10.44% Land NY 78.6% N Senior Investment 28 97.5 97.5 L + 4.95% 6.00% Hospitality CA 79.7% N Senior Investment 29 95.0 95.0 L + 3.65% 4.60% Office D.C. 76.6% N Senior Investment 30 100.0 93.9 L + 3.75% 4.14% Office CA 68.5% N Senior Investment 31 166.8 93.1 L + 4.10% 4.85% Industrial GA 67.8% Y Senior Investment 32 87.8 87.8 L + 2.75% 4.32% Office TX 50.2% N Senior Investment 33 81.4 81.4 L + 3.85% 5.88% Hospitality CA 91.7% N Senior Investment 34 81.0 81.0 L + 5.35% 7.54% Hospitality D.C. 49.1% N Senior Investment 35 77.5 77.5 L + 3.25% 5.31% Office NY 79.5% N Senior Investment 36 75.5 75.5 L + 4.65% 6.99% Mixed-Use NY 49.0% N Senior Investment 37 74.6 74.6 L + 9.78% 11.26% Land NY 53.1% N Subordinate Investment 38 74.1 74.0 L + 3.00% 5.31% Multifamily D.C. 68.5% N Senior Investment 39 87.5 72.6 L + 7.30% 8.31% Land FL 74.4% N Senior Investment 40 85.7 70.2 L + 9.25% 11.48% For Sale Condo NY 60.3% N Subordinate CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2021 ($ amounts in millions) [Cheatsheet] Wharf Phase II Austin Proper 875 Washington Gans Portfolio Exhibit on Superior 301 Battery 450 11th Avenue Pendry 111 Mass Ave NW Atrium Irvine Tilford Yards Marathon Oil Hyatt Newport St. Regis DC 88U (Refi) Chrysler Building Hotel Carter Valo 700 N Miami 108 Leonard Wharf Phase II Austin Proper 875 Washington Gans Portfolio Exhibit on Superior 301 Battery 450 11th Avenue Pendry 111 Mass Ave NW Atrium Irvine Tilford Yards Marathon Oil Hyatt Newport St. Regis DC 88U (Refi) Chrysler Building Hotel Carter Valo 700 N Miami 108 Leonard Represents initial loan commitments, as adjusted by reductions, less transfers which qualified for sale accounting under GAAP, less repayments received in respect thereof. One-month LIBOR as of September 30, 2021 was 0.08% and 95.8% of our floating rate investments have LIBOR floors with a weighted average LIBOR floor of 1.4%. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information. Loan Unpaid Principal Balance Loan Commitment1 Coupon2 Property Type Location  LTV3 Construction Floating Rate Loan 21 $124.2 $263.0 L + 3.15% Mixed-Use D.C. 72.6% Y Floating Rate Loan 22 121.2 127.5 L + 4.05% Hospitality TX 65.0% N Floating Rate Loan 23 116.6 120.0 L + 3.20% Mixed-Use NY 61.5% N Floating Rate Loan 24 116.0 116.0 L + 5.25% Land NY 40.9% N Floating Rate Loan 25 113.5 113.5 L + 3.60% Multifamily IL 76.2% N Floating Rate Loan 26 110.5 124.8 L + 2.75% Office CA 67.8% N Floating Rate Loan 27 104.3 104.3 L + 7.63% Land NY 78.6% N Floating Rate Loan 28 97.5 97.5 L + 4.95% Hospitality CA 79.7% N Floating Rate Loan 29 95.0 95.0 L + 3.65% Office D.C. 76.6% N Floating Rate Loan 30 93.9 100.0 L + 3.75% Office CA 68.5% N Floating Rate Loan 31 93.1 166.8 L + 4.10% Industrial GA 67.8% Y Floating Rate Loan 32 87.8 87.8 L + 2.75% Office TX 50.2% N Floating Rate Loan 33 81.4 81.4 L + 3.85% Hospitality CA 91.7% N Floating Rate Loan 34 81.0 81.0 L + 5.35% Hospitality D.C. 49.1% N Floating Rate Loan 35 77.5 77.5 L + 3.25% Office NY 79.5% N Floating Rate Loan 36 75.5 75.5 L + 4.65% Mixed-Use NY 49.0% N Floating Rate Loan 37 74.6 74.6 L + 9.78% Land NY 53.1% N Floating Rate Loan 38 74.0 74.1 L + 3.00% Multifamily D.C. 68.5% N Floating Rate Loan 39 72.6 87.5 L + 7.30% Land FL 74.4% N Floating Rate Loan 40 70.2 85.7 L + 9.25% For Sale Condo NY 60.3% N

Portfolio Overview (cont’d) Floating Rate Investments Loan Commitment1 Unpaid Principal Balance Coupon2 All-In Yield Property Type Location  LTV3 Construction Loan Type Investment 41 $70.0 $70.0 L + 3.00% 4.66% Multifamily PA 74.4% N Senior Investment 42 84.8 67.7 L + 3.50% 4.08% Office GA 69.0% N Senior Investment 43 67.0 67.0 L + 7.75% 10.67% Land NY 42.4% N Senior Investment 44 60.0 60.0 L + 3.85% 4.05% Hospitality NY 50.8% N Senior Investment 45 79.6 46.7 L + 3.70% 4.28% Other MI 68.3% N Senior Investment 46 35.7 35.7 L + 3.00% 4.19% Multifamily PA 49.6% N Senior Investment 47 110.1 35.0 L + 4.50% 5.56% Other MA 65.0% N Senior Investment 48 31.3 31.3 L + 9.01% 11.98% Land NY 50.6% N Subordinate Investment 49 30.0 30.0 L + 5.50% 8.21% Office MA 71.4% N Senior Investment 50 141.1 28.9 L + 4.35% 6.10% Office TN 65.0% Y Senior Investment 51 28.5 28.5 L + 4.90% 6.33% For Sale Condo NY 43.3% N Senior Investment 52 25.5 25.5 L + 7.24% 9.84% Office IL 64.3% N Senior Investment 53 17.7 17.7 L + 5.00% 5.86% Mixed-Use MA 61.3% N Senior Investment 54 17.5 17.5 L + 8.00% 10.54% Land PA 75.8% N Senior Floating Rate Total / Wtd. Average4 $7,400.4 $6,366.0 L + 4.61% 6.30% 66.0% CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2021 ($ amounts in millions) [Cheatsheet] Hamilton Phase I Buckhead Tower Parsons 48 Lex - Refinance Gateway Industrial Vue32 100 Crosby 545 W. 37th St. Two Charlesgate One22One Axton NYC Canal Center Kenmore Northern Liberties Represents initial loan commitments, as adjusted by reductions, less transfers which qualified for sale accounting under GAAP, less repayments received in respect thereof. One-month LIBOR as of September 30, 2021 was 0.08% and 95.8% of our floating rate investments have LIBOR floors with a weighted average LIBOR floor of 1.4%. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information. Weighted averages are based on unpaid principal balance of the investment portfolio as of September 30, 2021. Hamilton Phase I Buckhead Tower Parsons 48 Lex - Refinance Gateway Industrial Vue32 100 Crosby 545 W. 37th St. Two Charlesgate One22One Axton NYC Canal Center Kenmore Northern Liberties Loan Unpaid Principal Balance Loan Commitment1 Coupon2 Property Type Location  LTV3 Construction Floating Rate Loan 41 $70.0 $70.0 L + 3.00% Multifamily PA 74.4% N Floating Rate Loan 42 67.7 84.8 L + 3.50% Office GA 69.0% N Floating Rate Loan 43 67.0 67.0 L + 7.75% Land NY 42.4% N Floating Rate Loan 44 60.0 60.0 L + 3.85% Hospitality NY 50.8% N Floating Rate Loan 45 46.7 79.6 L + 3.70% Other MI 68.3% N Floating Rate Loan 46 35.7 35.7 L + 3.00% Multifamily PA 49.6% N Floating Rate Loan 47 35.0 110.1 L + 4.50% Other MA 65.0% N Floating Rate Loan 48 31.3 31.3 L + 9.01% Land NY 50.6% N Floating Rate Loan 49 30.0 30.0 L + 5.50% Office MA 71.4% N Floating Rate Loan 50 28.9 141.1 L + 4.35% Office TN 65.0% Y Floating Rate Loan 51 28.5 28.5 L + 4.90% For Sale Condo NY 43.3% N Floating Rate Loan 52 25.5 25.5 L + 7.24% Office IL 64.3% N Floating Rate Loan 53 17.7 17.7 L + 5.00% Mixed-Use MA 61.3% N Floating Rate Loan 54 17.5 17.5 L + 8.00% Land PA 75.8% N Floating Rate Total / Wtd. Average4 $6,366.0 $7,400.4 L + 4.61% Various Various 66.0%

Portfolio Overview (cont’d) Fixed Rate Investments Unpaid Principal Balance Loan Commitment1 Coupon2 All-In Yield Property Type Location  LTV3 Construction Loan Type Investment 55 $43.9 $43.9 10.00% 10.49% For Sale Condo NY 79.6% N Senior Investment 56 20.7 22.1 11.75% 12.10% Multifamily PA 80.0% Y Subordinate Investment 57 15.0 15.0 15.00% 15.00% Other Other - N Senior Investment 58 0.9 0.9 7.15% 7.41% Other NY 75.8% N Subordinate Fixed Rate Total / Wtd. Average4 $80.5 $82.0 11.35% 11.71% 79.7% Total / Wtd. Average4 $6,446.6 $7,482.4 6.37%   66.1% CMTG Portfolio Summary by Unpaid Principal Balance as of September 30, 2021 ($ amounts in millions) [Cheatsheet] 575 4th Avenue Hamilton Phase II Ceruzzi Estate 1 Flatbush 575 4th Avenue Hamilton Phase II Ceruzzi Estate 1 Flatbush Represents initial loan commitments, as adjusted by reductions, less transfers which qualified for sale accounting under GAAP, less repayments received in respect thereof. One-month LIBOR as of September 30, 2021 was 0.08% and 95.8% of our floating rate investments have LIBOR floors with a weighted average LIBOR floor of 1.4%. LTV represents underwritten “loan-to-value” or “loan-to-cost.” Underwriting is generally not updated after origination and generally does not take into consideration the potential impact of the COVID-19 pandemic on asset values or project costs. See Important Notices beginning on page 1 for additional information. Weighted averages are based on unpaid principal balance of the investment portfolio as of September 30, 2021.

      ($ amounts in thousands) September 30, 2021   December 31, 2020 Assets       Cash and cash equivalents $ 235,596   $ 427,512 Restricted cash 24,236   3,462 Loans receivable held-for-investment 5,983,559 6,131,825 Less: allowance for loan losses (59,213) (6,000) Loans receivable held-for-investment, net 5,924,346   6,125,825 Interests in loans receivable held-for-investment 436,721 338,270 Real estate owned, net 408,827 - Other assets1 322,547   57,474 Total assets $ 7,352,273   $ 6,952,543         Liabilities and Stockholders’ Equity       Repurchase agreements $ 3,094,832   $ 2,685,203 Loan participations sold, net 524,518 516,484 Notes payable, net 47,921   303,515 Secured term loan, net 742,778   746,095 Debt related to real estate owned, net 289,784 - Dividends payable—common stock, redeemable common stock and vested restricted stock units 50,000 50,000 Other liabilities2 59,129 28,860 Total liabilities $ 4,808,962   $ 4,330,157         Non-controlling interest 37,143   35,286 Preferred stock, $1,000 par value 125   125 Claros Mortgage Trust, Inc. equity 2,506,043   2,586,975 Total equity $ 2,543,311   $ 2,622,386       Condensed Consolidated Balance Sheets September 30, 2021 and December 31, 2020 Source: CMTG financials. Includes other assets, accrued interest receivable, net, deferred financing costs, and loan principal payments held by servicer. Includes accounts payable and accrued expenses, interest payable, other liabilities, dividends payable – unvested restricted stock units, dividends payable – preferred stock, deposits held, management fee payable – affiliate, and incentive fee payable – affiliate.

Income Statement For the Three and Nine Months Ended September 30, 2021 and 2020 Source: CMTG financials. Three Months Ended Three Months Ended Nine Months Ended Nine Months Ended ($ amounts in thousands, except per share data) September 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Revenue Interest and related income $ 103,876 $ 105,984 $ 314,326 $ 340,786 Less: Interest and related expense 48,070 39,740 151,188 129,081 Net interest income 55,806 66,244 163,138 211,705 Revenue from real estate owned 8,550 - 15,620 - Total revenue 64,356 66,244 178,758 211,705 Expenses Management fees – affiliate 9,789 9,844 29,152 29,111 Incentive fees – affiliate - 1,141 - 7,579 Equity compensation (186) 2,451 (376) 7,354 General and administrative expenses 1,330 1,169 5,393 4,162 Expenses from real estate owned 9,888 - 21,912 - Total expenses 20,821 14,605 56,081 48,206 Realized loss on sale of investments - (202) - (202) Gain on foreclosure of real estate owned - - 1,430 - Other income - - 5,855 - Reversal of current expected credit loss (CECL) reserve 9,306 - 17,413 - Income before income taxes 52,841 51,437 147,375 163,297 Income tax benefit - - 6,025 - Net Income $ 52,841 $ 51,437 $ 153,400 $ 163,297 Net income (loss) attributable to non-controlling interests $ (40) $ 1,414 $ (118) $ 4,113 Net income attributable to preferred stock 4 8 12 24 Net income attributable to common stock and redeemable common stock $ 52,877 $ 50,015 $ 153,506 $ 159,160 Net income per share of common stock and redeemable common stock Basic $ 0.40 $ 0.37 $ 1.15 $ 1.20 Diluted $ 0.40 $ 0.37 $ 1.15 $ 1.20 Weighted-average shares of common stock and redeemable common stock outstanding Basic 133,433,487 133,726,218 133,491,390 132,729,868 Diluted 133,433,487 133,726,218 133,491,390 132,729,868

TTM Reconciliation of Net Income to Distributable Earnings and Net Distributable Earnings

CMTG | CLAROS MORTGAGE TRUST

($ amounts in thousands, except for share and per share data)	3 Months Ended September 30, 2021	3 Months Ended June 30, 2021	3 Months Ended March 31, 2021	3 Months Ended December 31, 2020	TTM Ended September 30, 2021
Net Income Attributable to Common Stock	$ 52,877	$ 42,021	$ 58,608	$ 43,218	$ 196,724
Reconciliation of Net Income to Net Distributable Earnings					
Adjustments					
Non-Cash Equity Compensation Expense	$ (186)	$ 1,452	$ (1,642)	$ (1,684)	$ (2,060)
Other Income	-	-	(5,855)	-	(5,855)
Incentive Fee	-	-	-	187	187
Depreciation Expense	1,940	1,940	1,293	-	5,173
Gain on Foreclosure of Real Estate Owned	-	-	(1,430)	-	(1,430)
Income Tax Benefit	-	(1,881)	(4,179)	-	(6,060)
Provision for loan losses / (Reversal of) CECL Reserves[1]	(9,306)	(7,922)	(185)	6,000	(11,413)
Distributable Earnings	$ 45,325	$ 35,610	$ 46,610	$ 47,721	$ 175,266
Less: Incentive Fee	-	-	-	(187)	(187)
Net Distributable Earnings	$ 45,325	$ 35,610	$ 46,610	$ 47,534	$ 175,079
Per Share Metrics					
Net Income per Share	$ 0.40	$ 0.31	$ 0.44	$ 0.32	$ 1.47
Distributable Earnings per Share	$ 0.34	$ 0.27	$ 0.35	$ 0.36	$ 1.31
Net Distributable Earnings per Share	$ 0.34	$ 0.27	$ 0.35	$ 0.36	$ 1.31
Dividends per Share	$ 0.37	$ 0.37	$ 0.37	$ 0.37	$ 1.48
Weighted Average Shares Outstanding	133,433,487	133,433,487	133,609,126	133,726,218	133,550,579

Please refer to page 1 for definitions of Distributable Earnings and Net Distributable Earnings.

1. The company adopted ASU 2016-13, "CECL" on January 1, 2021.

CLAROS MORTGAGE TRUST, INC. THIRD QUARTER 2021 EARNINGS SUPPLEMENT PAGE 23